UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2006

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-30413	36-4246655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

 (Address of Principal Executive Offices)

(630) 218-8000

(Registrant's telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

_____

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.

14d-2(b)

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.

13e-4(c)

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On May 19, 2006, Inland Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), entered into a Trademark License Agreement (the “Trademark License Agreement”) with The Inland Real Estate Group, Inc. (“Inland”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto, which Exhibit is hereby incorporated into this filing in its entirety.  Pursuant to the Trademark License Agreement, Inland granted to the Company a non-exclusive, revocable, non-transferable, royalty-free right and license to use a service mark with the name “Inland” encased in a black rectangle (the “Black Bar Logo”) for an initial term of 25 years (unless terminated earlier pursuant to the Trademark License Agreement), which shall be renewed and extended for consecutive five year periods unless terminated earlier, or unless either party elects not to renew or extend the term.

On December 29, 2004, in connection with the acquisition by the Company of its property managers and business manager/advisor from affiliates of Inland, Inland and the Company entered into an agreement (the “2004 Agreement”), the form of which was attached as appendix G-1 to the Company’s Proxy Statement dated October 29, 2004.  Pursuant to the 2004 Agreement, among other things, Inland granted the Company a non-exclusive royalty-free right and license to use the Black Bar Logo solely for the purpose of sublicensing such mark to the Company’s wholly-owned property managers for use by said managers solely in connection with the Company’s real estate business.

Pursuant to the terms of the Trademark License Agreement, nothing therein shall modify or supersede any of the terms and conditions set forth in the 2004 Agreement, which remains in full force and effect.

Section 3--Securities and Trading Markets

Item 3.03

Material Modification to Rights of Security Holders

On May 18, 2006, the Board of Directors amended and restated in its entirety the Company’s Distribution Reinvestment Program (the “DRP”) effective as of the distribution payment date of July 7, 2006.  The amended and restated DRP affects our shares of common stock, par value $0.01 per share.  Under the DRP, a shareholder may acquire from time to time additional shares of our stock by reinvesting cash distributions payable by us to such shareholder, without incurring any brokerage commission, fees or service charges.  Additional shares of our stock may be acquired under the DRP, as amended and restated, at $11.00 per share. Attached to this Current Report on Form 8-K as Exhibit No. 99.2 is a copy of the DRP, which Exhibit is hereby incorporated into this filing in its entirety.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements Exhibits

Exhibit Number	Description

99.1	Trademark License Agreement, dated May 19, 2006, between The Inland Real Estate Group, Inc. and Inland Retail Real Estate Trust, Inc.

99.2	Second Amended and Restated Distribution Reinvestment Program of Inland Retail Real Estate Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

Chief Executive Officer and President

Date:

May 23, 2006

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